[CONFORMED WITH RECORDATION DATA]


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                   PENNSYLVANIA POWER COMPANY

                               to

                         CITIBANK, N.A.,
                                   As Trustee


                          ------------



                    Forty-third Supplemental
                            Indenture

                Providing among other things for

                      FIRST MORTGAGE BONDS

               Guarantee Series A of 1994 due 2023

               Guarantee Series B of 1994 due 2023


                          ------------



                   Dated as of August 1, 1994











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          FORTY-THIRD SUPPLEMENTAL INDENTURE, dated as of
August 1, 1994, made and entered into by and between PENNSYLVANIA POWER COMPANY, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania, with its principal place of business in New Castle, Lawrence County, Pennsylvania (hereinafter sometimes referred to as the "Company") and CITIBANK, N.A., a national banking association incorporated and existing under the laws of the United States of America, with its principal office in the Borough of Manhattan, The City, County and State of New York (hereinafter sometimes referred to as the "Trustee"), as trustee under the Indenture dated as of November 1, 1945 between the Company and CITIBANK, N.A. (successor to The First National Bank of The City of New York), as trustee, as supplemented and amended by Supplemental Indentures between the Company and the Trustee, dated as of May 1, 1948, as of March 1, 1950, as of February 1, 1952, as of October 1, 1957, as of September 1, 1962, as of June 1, 1963, as of June 1, 1969, as of May 1, 1970, as of April 1, 1971, as of October 1, 1971, as of May 1, 1972, as of December 1, 1974, as of October 1, 1975, as of September 1, 1976, as of April 15, 1978, as of June 28, 1979, as of January 1, 1980, as of June 1, 1981, as of January 14, 1982, as of August 1, 1982, as of December 15, 1982, as of December 1, 1983, as of September 6, 1984, as of December 1, 1984, as of May 30, 1985, as of October 29, 1985, as of August 1, 1987, as of May 1, 1988, as of November 1, 1989, as of December 1, 1990, as of September 1, 1991, as of May 1, 1992, as of July 15, 1992, as of August 1, 1992, as of May 1, 1993, as of July 1, 1993, as of August 31, 1993, as of September 1, 1993, as of September 15, 1993, as of October 1, 1993, and as of November 1, 1993 (said Indenture as so supplemented and amended, and as hereby supplemented and amended, being hereinafter sometimes referred to as the "Indenture");

          WHEREAS, the Company and the Trustee have executed and delivered the Indenture for the purpose of securing an issue of bonds of the First Series described therein and such additional bonds as may from time to time be issued under and in accordance with the terms of the Indenture, the aggregate principal amount of bonds to be secured thereby being not limited, and the Indenture fully describes and sets forth the property conveyed thereby and is filed with the Secretary of the Commonwealth of Pennsylvania and the Secretary of State of the State of Ohio and will be of record in the office of the recorder of deeds of each county in the Commonwealth of Pennsylvania and the State of Ohio in which this Forty-third Supplemental Indenture is to be recorded and is on file at the corporate trust office of the Trustee, above referred to; and

          WHEREAS the Indenture provides for the issuance of bonds thereunder in one or more series and the Company, by appropriate corporate action in conformity with the terms of the Indenture, has duly determined to create two such series of bonds under the Indenture to be designated as "First Mortgage Bonds, Guarantee Series A of 1994 due 2023" (hereinafter sometimes referred to as the "bonds of the 1994 Guarantee Series A") and "First Mortgage Bonds, Guarantee Series B of 1994 due 2023"


(hereinafter sometimes referred to as the "bonds of the 1994 Guarantee Series B") (bonds of the 1994 Guarantee Series A and B collectively hereinafter sometimes referred to as the "bonds of the 1994 Guarantee Series"), the bonds of which are to bear interest at the annual rate of 6.15% per annum and are to mature on August 1, 2023;

          AND WHEREAS each of the bonds of the 1994 Guarantee
Series and the Trustee's Authentication Certificates thereon are to be substantially in the following respective forms, to wit:


          [FORM OF BOND OF THE 1994 GUARANTEE SERIES A]

                             [FACE]

          This Bond is not transferable except to a successor trustee under the Trust Indenture, dated as of August 1, 1994, between the Ohio Water Development Authority and Society National Bank, as Trustee, or in connection with the exercise of the rights and remedies of the holder hereof consequent upon a "default" as defined in the Indenture referred to herein.

                   PENNSYLVANIA POWER COMPANY

    First Mortgage Bond, Guarantee Series A of 1994 due 2023


$11,200,000                                            No. R-1

          Pennsylvania Power Company, a Pennsylvania corporation (hereinafter called the "Company"), for value received, hereby promises to pay to Society National Bank or registered assigns, the principal sum of $11,200,000 on August 1, 2023, and to pay the registered holder hereof interest on said sum from the Initial Interest Accrual Date (hereinbelow defined) at the rate of 6.15 per centum per annum. The principal of and interest on this bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City, County and State of New York, designated for that purpose, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

          The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

          This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Indenture of the certificate hereon.




                               -2-

          IN WITNESS WHEREOF, PENNSYLVANIA POWER COMPANY has caused this bond to be executed in its name by its President or one of its Vice Presidents by his or her signature or a facsimile thereof, and its corporate seal or a facsimile thereof to be affixed hereto or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof.

Dated:


                              PENNSYLVANIA POWER COMPANY



                              By .......................
                                        President

Attest:



.........................
       Secretary



         [FORM OF TRUSTEE'S AUTHENTICATION CERTIFICATE]

              TRUSTEE'S AUTHENTICATION CERTIFICATE


This bond is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.


                              CITIBANK, N.A.
                                   AS TRUSTEE,



                              By ........................
                                   Authorized Officer













                               -3-



          [FORM OF BOND OF THE 1994 GUARANTEE SERIES A]

                            [REVERSE]

                   PENNSYLVANIA POWER COMPANY

    First Mortgage Bond, Guarantee Series A of 1994 due 2023


          This bond is one of the bonds issued and to be issued from time to time under and in accordance with and all secured by an indenture of mortgage or deed of trust dated as of November 1, 1945, and indentures supplemental thereto, given by the Company to Citibank, N.A. (successor to The First National Bank of The City of New York), as trustee (hereinafter referred to as the "Trustee"), to which indenture and indentures supplemental thereto (hereinafter referred to collectively as the "Indenture") reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security and the rights, duties and immunities thereunder of the Trustee and the rights of the holders of the bonds and coupons and of the Trustee and of the Company in respect of such security, and the limitations on such rights. By the terms of the Indenture, the bonds to be secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest, terms of redemption and in other respects as in the Indenture provided.

          The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company's interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty per centum in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and the rights of the holders of the bonds and coupons; provided, however, that no such
                                  --------  -------
modification or alteration shall be made without the written approval or consent of the holder hereof which will (a) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof or reduce any premium payable on the redemption hereof, or (b) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (c) reduce the percentage of the principal amount of the bonds upon the approval or consent of the holders of which modifications or alterations may be made as aforesaid.

          The bonds of this series shall be redeemed in whole, by payment of the principal amount thereof plus accrued interest thereon, if any, to the date fixed for redemption, upon receipt

                               -4-
by the Trustee of a written advice from the trustee under the Trust Indenture (the "Revenue Bond Indenture") dated as of
August 1, 1994, between the Ohio Water Development Authority and Society National Bank, as trustee (such trustee and any successor trustee being hereinafter referred to as the "Revenue Bond Trustee"), securing $11,200,000 of State of Ohio 6.15% Pollution Control Revenue Refunding Bonds, Series 1994 (Pennsylvania Power Company Project), stating that the principal amount of all the pollution control revenue refunding bonds then outstanding under the Revenue Bond Indenture has been declared due and payable pursuant to the provisions of Section 9.02 of the Revenue Bond Indenture, specifying the date of the accelerated maturity of such pollution control revenue refunding bonds and the date from which interest on the pollution control revenue refunding bonds issued under the Revenue Bond Indenture has then accrued, stating such declaration of maturity has not been annulled and demanding payment of the principal amount hereof plus accrued interest hereon to the date fixed for such redemption. As provided in the Supplemental Indenture establishing the terms and provisions of the bonds of this series, the date fixed for such redemption shall be not earlier than the date specified in the aforesaid written advice as the date of the accelerated maturity of the pollution control revenue refunding bonds then outstanding under the Revenue Bond Indenture and not later than the 45th day after the receipt by the Trustee of such advice, unless such 45th day is earlier than such date of accelerated maturity. The date fixed for such redemption shall be specified in a notice of redemption to be given not less than 30 days prior to the date so fixed for such redemption. Upon mailing of such notice of redemption, the date from which unpaid interest on the aforesaid pollution control revenue refunding bonds has then accrued (as specified by the Revenue Bond Trustee) shall become the initial interest accrual date (the "Initial Interest Accrual Date") with respect to the bonds of this series, and the date which is six months after the Initial Interest Accrual Date shall be the first interest payment date for the bonds of this series, provided,
                                                    --------
however, on any demand for payment of the principal amount hereof
- -------
at maturity as a result of the principal of the aforesaid pollution control revenue refunding bonds becoming due and payable on the maturity date of the bonds of this series, the date from which unpaid interest on the aforesaid pollution control revenue refunding bonds has then accrued shall become the Initial Interest Accrual Date with respect to the bonds of this series, such date to be as stated in a written notice from the Revenue Bond Trustee to the Trustee. As provided in said Supplemental Indenture, the aforementioned notice of redemption shall become null and void for all purposes under the Indenture (including the fixing of the Initial Interest Accrual Date with respect to the bonds of this series) upon receipt by the Trustee of written notice from the Revenue Bond Trustee of the annulment of the acceleration of the maturity of the pollution control revenue refunding bonds then outstanding under the Revenue Bond Indenture and of the rescission of the aforesaid written advice prior to the redemption date specified in such notice of
                               -5-
redemption, and thereupon no redemption of the bonds of this series and no payment in respect thereof as specified in such notice of redemption shall be effected or required. But no such rescission shall extend to any subsequent written advice from the Revenue Bond Trustee or impair any right consequent on such subsequent written notice.

          Bonds of this series are not otherwise redeemable prior to their maturity.

          In case of certain defaults as specified in the Indenture, the principal of this bond may be declared or may become due and payable on the conditions, at the time, in the manner and with the effect provided in the Indenture.

          No recourse shall be had for the payment of the principal of or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, director or officer, past, present or future, as such, of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company, or otherwise, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

          The bonds of this series are issuable only as registered bonds without coupons in denominations of $1,000 and authorized multiples thereof. Except as may be stated in any legend written on the face of this bond, this bond is transferable by the registered holder hereof, in person or by attorney duly authorized, at the corporate trust office of the Trustee, in the Borough of Manhattan, The City, County and State of New York, or at such other place or places as the Company may designate by resolution of the Board of Directors, but only in the manner and upon the conditions prescribed in the Indenture, upon the surrender and cancellation of this bond and the payment of charges for transfer, and upon any such transfer a new registered bond or bonds, without coupons, of the same series and maturity date and for the same aggregate principal amount, in authorized denominations, will be issued to the transferee in exchange herefor. The Company, the Trustee and any agent designated to make transfers or exchanges of bonds of this series may deem and treat the person in whose name this bond is registered as the absolute owner for all purposes including the purpose of the receipt of payment. Registered bonds of this series shall be exchangeable at said corporate trust office of the Trustee, or at such other place or places as the Company may designate by resolution of the Board of Directors, for registered bonds of other authorized denominations having the same aggregate principal amount, in the manner and upon the conditions

                               -6-
prescribed in the Indenture. Neither the Company nor the Trustee nor any other agent designated for such purpose shall be required to make transfers or exchanges of bonds of this series during the period between any interest payment date for such series and the record date next preceding such interest payment date. Notwithstanding any provisions of the Indenture, no charge shall be made upon any transfer or exchange of bonds of this series other than for any tax or taxes or other governmental charge required to be paid by the Company.

      [END OF FORM OF BOND OF THE 1994 GUARANTEE SERIES A]



          [FORM OF BOND OF THE 1994 GUARANTEE SERIES B]

                             [FACE]

          This Bond is not transferable except to a successor trustee under the Trust Indenture, dated as of August 1, 1994, between the Ohio Air Quality Development Authority and Society National Bank, as Trustee, or in connection with the exercise of the rights and remedies of the holder hereof consequent upon a "default" as defined in the Indenture referred to herein.

                   PENNSYLVANIA POWER COMPANY

    First Mortgage Bond, Guarantee Series B of 1994 due 2023


$1,500,000                                             No. R-1

          Pennsylvania Power Company, a Pennsylvania corporation (hereinafter called the "Company"), for value received, hereby promises to pay to Society National Bank or registered assigns, the principal sum of $1,500,000 on August 1, 2023, and to pay the registered holder hereof interest on said sum from the Initial Interest Accrual Date (hereinbelow defined) at the rate of 6.15 per centum per annum. The principal of and interest on this bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City, County and State of New York, designated for that purpose, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

          The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

          This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Indenture of the certificate hereon.

                               -7-
          IN WITNESS WHEREOF, PENNSYLVANIA POWER COMPANY has caused this bond to be executed in its name by its President or one of its Vice Presidents by his or her signature or a facsimile thereof, and its corporate seal or a facsimile thereof to be affixed hereto or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof.

Dated:


                              PENNSYLVANIA POWER COMPANY



                              By .......................
                                        President

Attest:



.........................
       Secretary



         [FORM OF TRUSTEE'S AUTHENTICATION CERTIFICATE]

              TRUSTEE'S AUTHENTICATION CERTIFICATE


This bond is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.


                              CITIBANK, N.A.
                                   AS TRUSTEE,



                              By ........................
                                   Authorized Officer













                               -8-



          [FORM OF BOND OF THE 1994 GUARANTEE SERIES B]

                            [REVERSE]

                   PENNSYLVANIA POWER COMPANY

    First Mortgage Bond, Guarantee Series B of 1994 due 2023


          This bond is one of the bonds issued and to be issued from time to time under and in accordance with and all secured by an indenture of mortgage or deed of trust dated as of November 1, 1945, and indentures supplemental thereto, given by the Company to Citibank, N.A. (successor to The First National Bank of The City of New York), as trustee (hereinafter referred to as the "Trustee"), to which indenture and indentures supplemental thereto (hereinafter referred to collectively as the "Indenture") reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security and the rights, duties and immunities thereunder of the Trustee and the rights of the holders of the bonds and coupons and of the Trustee and of the Company in respect of such security, and the limitations on such rights. By the terms of the Indenture, the bonds to be secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest, terms of redemption and in other respects as in the Indenture provided.

          The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company's interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty per centum in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and the rights of the holders of the bonds and coupons; provided, however, that no such
                                  --------  -------
modification or alteration shall be made without the written approval or consent of the holder hereof which will (a) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof or reduce any premium payable on the redemption hereof, or (b) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (c) reduce the percentage of the principal amount of the bonds upon the approval or consent of the holders of which modifications or alterations may be made as aforesaid.

          The bonds of this series shall be redeemed in whole, by payment of the principal amount thereof plus accrued interest thereon, if any, to the date fixed for redemption, upon receipt
                               -9-
by the Trustee of a written advice from the trustee under the Trust Indenture (the "Revenue Bond Indenture") dated as of
August 1, 1994, between the Ohio Air Quality Development Authority and Society National Bank, as trustee (such trustee and any successor trustee being hereinafter referred to as the "Revenue Bond Trustee"), securing $1,500,000 of State of Ohio 6.15% Pollution Control Revenue Refunding Bonds, Series 1994 (Pennsylvania Power Company Project), stating that the principal amount of all the pollution control revenue refunding bonds then outstanding under the Revenue Bond Indenture has been declared due and payable pursuant to the provisions of Section 9.02 of the Revenue Bond Indenture, specifying the date of the accelerated maturity of such pollution control revenue refunding bonds and the date from which interest on the pollution control revenue refunding bonds issued under the Revenue Bond Indenture has then accrued, stating such declaration of maturity has not been annulled and demanding payment of the principal amount hereof plus accrued interest hereon to the date fixed for such redemption. As provided in the Supplemental Indenture establishing the terms and provisions of the bonds of this series, the date fixed for such redemption shall be not earlier than the date specified in the aforesaid written advice as the date of the accelerated maturity of the pollution control revenue refunding bonds then outstanding under the Revenue Bond Indenture and not later than the 45th day after the receipt by the Trustee of such advice, unless such 45th day is earlier than such date of accelerated maturity. The date fixed for such redemption shall be specified in a notice of redemption to be given not less than 30 days prior to the date so fixed for such redemption. Upon mailing of such notice of redemption, the date from which unpaid interest on the aforesaid pollution control revenue refunding bonds has then accrued (as specified by the Revenue Bond Trustee) shall become the initial interest accrual date (the "Initial Interest Accrual Date") with respect to the bonds of this series, and the date which is six months after the Initial Interest Accrual Date shall be the first interest payment date for the bonds of this series, provided, however, on any demand for
                      --------  -------
payment of the principal amount hereof at maturity as a result of the principal of the aforesaid pollution control revenue refunding bonds becoming due and payable on the maturity date of the bonds of this series, the date from which unpaid interest on the aforesaid pollution control revenue refunding bonds has then accrued shall become the Initial Interest Accrual Date with respect to the bonds of this series, such date to be as stated in a written notice from the Revenue Bond Trustee to the Trustee.
As provided in said Supplemental Indenture, the aforementioned notice of redemption shall become null and void for all purposes under the Indenture (including the fixing of the Initial Interest Accrual Date with respect to the bonds of this series) upon receipt by the Trustee of written notice from the Revenue Bond Trustee of the annulment of the acceleration of the maturity of the pollution control revenue refunding bonds then outstanding under the Revenue Bond Indenture and of the rescission of the aforesaid written advice prior to the redemption date specified
                              -10-
in such notice of redemption, and thereupon no redemption of the bonds of this series and no payment in respect thereof as specified in such notice of redemption shall be effected or required. But no such rescission shall extend to any subsequent written advice from the Revenue Bond Trustee or impair any right consequent on such subsequent written notice.

          Bonds of this series are not otherwise redeemable prior to their maturity.

          In case of certain defaults as specified in the Indenture, the principal of this bond may be declared or may become due and payable on the conditions, at the time, in the manner and with the effect provided in the Indenture.

          No recourse shall be had for the payment of the principal of or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, director or officer, past, present or future, as such, of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company, or otherwise, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

          The bonds of this series are issuable only as registered bonds without coupons in denominations of $1,000 and authorized multiples thereof. Except as may be stated in any legend written on the face of this bond, this bond is transferable by the registered holder hereof, in person or by attorney duly authorized, at the corporate trust office of the Trustee, in the Borough of Manhattan, The City, County and State of New York, or at such other place or places as the Company may designate by resolution of the Board of Directors, but only in the manner and upon the conditions prescribed in the Indenture, upon the surrender and cancellation of this bond and the payment of charges for transfer, and upon any such transfer a new registered bond or bonds, without coupons, of the same series and maturity date and for the same aggregate principal amount, in authorized denominations, will be issued to the transferee in exchange herefor. The Company, the Trustee and any agent designated to make transfers or exchanges of bonds of this series may deem and treat the person in whose name this bond is registered as the absolute owner for all purposes including the purpose of the receipt of payment. Registered bonds of this series shall be exchangeable at said corporate trust office of the Trustee, or at such other place or places as the Company may designate by resolution of the Board of Directors, for registered bonds of other authorized denominations having the same aggregate principal amount, in the manner and upon the conditions

                              -11-
prescribed in the Indenture. Neither the Company nor the Trustee nor any other agent designated for such purpose shall be required to make transfers or exchanges of bonds of this series during the period between any interest payment date for such series and the record date next preceding such interest payment date. Notwithstanding any provisions of the Indenture, no charge shall be made upon any transfer or exchange of bonds of this series other than for any tax or taxes or other governmental charge required to be paid by the Company.

      [END OF FORM OF BOND OF THE 1994 GUARANTEE SERIES B]




           AND WHEREAS all acts and things necessary to make the bonds of the 1994 Guarantee Series, when authenticated by the Trustee and issued as in the Indenture provided, the valid, binding and legal obligations of the Company, and to constitute the Indenture a valid, binding and legal instrument for the security thereof, have been done and performed, and the creation, execution and delivery of the Indenture and the creation, execution and issue of the bonds of the 1994 Guarantee Series subject to the terms hereof and of the Indenture, have in all respects been duly authorized;

          NOW THEREFORE, in consideration of the premises, and of the acceptance and purchase by holders thereof of the bonds of the 1994 Guarantee Series issued and to be issued under the Indenture, and the sum of One Dollar duly paid by the Trustee to the Company, and of other good and valuable considerations, the receipt of which is hereby acknowledged, and for the purpose of securing the due and punctual payment of the principal of and premium, if any, and interest on all bonds now outstanding under the Indenture and the $11,200,000 principal amount of bonds of the 1994 Guarantee Series A and the $1,500,000 principal amount of bonds of the 1994 Guarantee Series B proposed presently to be issued and all other bonds which shall be issued under the Indenture, and for the purpose of securing the faithful performance and observance of all covenants and conditions therein and in any supplemental indenture set forth, the Company has given, granted, bargained, sold, released, transferred, assigned, hypothecated, pledged, mortgaged, confirmed, created a security interest in, set over, warranted, aliened and conveyed and by these presents does give, grant, bargain, sell, release, transfer, assign, hypothecate, pledge, mortgage, confirm, create a security interest in, set over, warrant, alien and convey unto Citibank, N.A., as Trustee as provided in the Indenture, and its successor or successors in the trust thereby and hereby created and to its or their assigns forever, all the right, title and interest of the Company in and to the property described in Schedule A (which is identified by the signature of an officer of each party hereto at the end thereof) hereto annexed and made a part hereof, together (subject to the provisions of Article X of the Indenture) with the tolls, rents, revenues, issues, earnings, income, products and profits thereof, and does hereby confirm that the Company will not cause or consent to a partition, whether voluntary or through legal proceedings, of property, whether herein described or heretofore or hereafter acquired, in which its ownership shall be as a tenant in common except as permitted by and in conformity with the provisions of the Indenture and particularly of said Article X thereof.

          TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to the premises, property, franchises and rights, or any thereof, referred to in the Indenture (and not therein expressly excepted) with the reversion and reversions, remainder and remainders and (subject to the provisions of Article X of the Indenture) the tolls, rents, revenues, issues, earnings, income, products and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to such premises, property, franchises and rights and every part and parcel thereof described in the aforesaid Schedule A, subject to "excepted encumbrances" of the original Indenture.

          TO HAVE AND TO HOLD all said premises, property, franchises and rights hereby conveyed, assigned, pledged, or mortgaged, or intended so to be, unto the Trustee, its successor or successors in trust, and their assigns forever.

          BUT IN TRUST, NEVERTHELESS, with power of sale, for the equal and proportionate benefit and security of the holders of all bonds now or hereafter authenticated and delivered under the Indenture, and interest coupons appurtenant thereto, pursuant to the provisions thereof, and for the enforcement of the payment of said bonds and coupons when payable and the performance of and compliance with the covenants and conditions of the Indenture, without any preference, distinction or priority as to lien or otherwise of any bond or bonds over others by reason of the difference in time of the actual authentication, delivery, issue, sale or negotiation thereof or for any other reason whatsoever, except as otherwise expressly provided in the Indenture; and so that each and every bond now or hereafter authenticated and delivered thereunder shall have the same lien, and so that the principal of and premium, if any, and interest on every such bond, shall subject to the terms of the Indenture, be equally and proportionately secured thereby and hereby, as if it had been made, executed, authenticated, delivered, sold and negotiated simultaneously with the execution and delivery of the Indenture.

          AND IT IS EXPRESSLY DECLARED that all bonds authenticated and delivered and secured thereunder and hereunder are to be issued, authenticated and delivered, and all said premises, property, franchises and rights hereby and by the Indenture conveyed, assigned, pledged or mortgaged, or intended so to be (including all the right, title and interest of the

Company in and to any and all premises, property, franchises and rights of every kind and description, real, personal and mixed, tangible and intangible, thereafter acquired by the Company and whether or not specifically described in the Indenture, except any therein expressly excepted), are to be dealt with and disposed of, under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes in the Indenture expressed, and it is hereby agreed as follows:

          Section 1. There are hereby created two series of bonds designated Guarantee Series A of 1994 due 2023 and Guarantee Series B of 1994 due 2023, each of which shall also bear the descriptive title "First Mortgage Bond" (said bonds being sometimes herein referred to respectively, as the "bonds of the 1994 Guarantee Series A" and the "bonds of the 1994 Guarantee Series B" and collectively, as the "bonds of the 1994 Guarantee Series") and the form of each such series shall be substantially as hereinbefore set forth. Bonds of the 1994 Guarantee Series shall mature on August 1, 2023. The bonds of the 1994 Guarantee Series may be issued only as registered bonds without coupons in denominations of $1,000 or such multiples thereof as the Board of Directors shall approve, and delivery to the Trustee for authentication shall be conclusive evidence of such approval.
The serial numbers of bonds of the 1994 Guarantee Series shall be such as may be approved by any officer of the Company, the execution thereof by any such officer, by facsimile signature or otherwise, to be conclusive evidence of such approval. Bonds of the 1994 Guarantee Series shall bear interest from their respective Initial Interest Accrual Dates (as defined in the respective forms of the bonds of the 1994 Guarantee Series A and the 1994 Guarantee Series B hereinabove set forth) at the rate of 6.15% per annum. Principal or redemption price of and interest on said bonds shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts at the office or agency of the Company in the Borough of Manhattan, The City, County and State of New York, designated for that purpose.

          Bonds of the 1994 Guarantee Series shall be redeemable, exchangeable and transferable as and to the extent set forth in their respective forms hereinbefore set forth.

          The bonds of the 1994 Guarantee Series shall be redeemable as set forth in their respective forms hereinbefore set forth in whole, prior to maturity, upon notice given by mailing the same, postage pre-paid, at least thirty days and not more than forty-five days prior to the date fixed for redemption to each registered holder of a bond to be redeemed at the last address of such holder appearing on the registry books. The Trustee shall within five business days of receiving the written advice specified in the form of bond of the 1994 Guarantee Series A with respect to the bonds of the 1994 Guarantee Series A, or in the form of bond of the 1994 Guarantee Series B with respect to the bonds of the 1994 Guarantee Series B, provided for herein mail a copy thereof to the Company stamped or otherwise marked to indicate the date of receipt by the Trustee. The Company shall fix a redemption date for the redemption so demanded and shall mail to the Trustee notice of such date at least thirty-five days prior thereto. Subject to the foregoing sentence, the redemption date so fixed may be any day not earlier than the date specified in the aforesaid written advice as the date of the accelerated maturity of the pollution control revenue refunding bonds then outstanding under the applicable Revenue Bond Indenture and not later than the forty-fifth day after receipt by the Trustee of such advice, unless such forty-fifth day is earlier than such date of accelerated maturity. If the Trustee does not receive such notice from the Company within thirteen days after receipt by the Trustee of the aforesaid written advice, the redemption date shall be deemed fixed as the forty-fifth day after such receipt. The Trustee shall mail notice of the redemption date to the applicable Revenue Bond Trustee not less than thirty days prior to such redemption date, provided, however, that the
                               --------  -------
Trustee shall mail no such notice (and no redemption shall be made) if prior to the mailing of such notice the Trustee shall have received written notice from the applicable Revenue Bond Trustee of the annulment of the acceleration of the maturity of the pollution control revenue refunding bonds then outstanding under the applicable Revenue Bond Indenture and of the rescission of the aforesaid written advice. The terms "Revenue Bond Trustee" and "Revenue Bond Indenture" as they relate to the bonds of the 1994 Guarantee Series A and 1994 Guarantee Series B shall have the meanings specified in the respective forms thereof hereinabove set forth. Redemption of the bonds of the 1994 Guarantee Series shall be at the principal amount thereof, plus accrued interest thereon to the date fixed for redemption and such amount shall become due and payable on the date fixed for such redemption. Anything in this paragraph contained to the contrary notwithstanding, if, after mailing notice of the date fixed for redemption but prior to such date, the Trustee shall have been advised in writing by the applicable Revenue Bond Trustee that the acceleration of the maturity of the pollution control revenue refunding bonds then outstanding under the applicable Revenue Bond Indenture has been annulled and that the aforesaid written advice has been rescinded, the aforesaid written advice shall thereupon, without further act of the Trustee or the Company, be rescinded and become null and void for all purposes hereunder (including the fixing of the applicable Initial Interest Accrual Date as provided in the respective forms of the bonds of the 1994 Guarantee Series A and 1994 Guarantee Series B, as the case may be, provided for herein) and no redemption of the bonds of the 1994 Guarantee Series A or 1994 Guarantee Series B and no payments in respect thereof as specified in the aforesaid written notice shall be effected or required. But no such rescission shall extend to any subsequent written advice from the applicable Revenue Bond Trustee or impair any right consequent on such subsequent written advice.

          SECTION 2. Bonds of the 1994 Guarantee Series shall be deemed to be paid and no longer outstanding under the Indenture to the extent that pollution control revenue refunding bonds which are outstanding from time to time under the applicable Revenue Bond Indenture are paid or deemed to be paid and are no longer outstanding and the Trustee has been notified to such effect by the Company.


          SECTION 3. The Company covenants and agrees that the provisions of Section 3 of the Fifth Supplemental Indenture dated as of September 1, 1962, which are to remain in effect so long as any bonds of the Sixth Series shall be outstanding under the Indenture, shall remain in full force and effect so long as any bonds of the 1994 Guarantee Series shall be outstanding under the Indenture.

          SECTION 4.  As supplemented and amended by this
Supplemental Indenture, the Indenture is in all respects ratified and confirmed, and the Indenture and this Supplemental Indenture shall be read, taken and construed as one and the same instrument.

          SECTION 5. Nothing in this Supplemental Indenture contained shall, or shall be construed to, confer upon any person other than a holder of bonds issued under the Indenture, the Company and the Trustee any right or interest to avail himself of any benefit under any provision of the Indenture or of this Supplemental Indenture.

          SECTION 6. The Trustee assumes no responsibility for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

          SECTION 7. This Supplemental Indenture may be executed in several counterparts and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

          PENNSYLVANIA POWER COMPANY hereby constitutes and appoints Robert P. Wushinske to be its attorney for it and in its name as and for its corporate act and deed to acknowledge this Supplemental Indenture before any person having authority to take such acknowledgment, to the intent that the same may be duly recorded.

          CITIBANK, N.A. hereby constitutes and appoints
P. DeFelice to be its attorney for it and in its name as and for its corporate act and deed to acknowledge this Supplemental
Indenture before any person having authority to take such acknowledgment, to the intent that the same may be duly recorded.

          IN WITNESS WHEREOF, PENNSYLVANIA POWER COMPANY has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by its President or a Vice President, and its corporate seal to be attested by its Secretary or an Assistant Secretary for and on its behalf, in the city of New Castle, County of Lawrence and Commonwealth of Pennsylvania and CITIBANK, N.A., in token of its acceptance of the trust, has caused its corporate name to be hereunto affixed, and this instrument to be signed by a Vice President and its corporate seal to be affixed and attested by one of its Vice Presidents in the City of New York, County of New York and State of New York, all as of the day and year first above written.


                                   PENNSYLVANIA POWER COMPANY



                                   By:  Robert P. Wushinske
                                      -------------------------
                                        Robert P. Wushinske
                                        Vice President
ATTEST:



By:  Angeline Comparone
   ---------------------------
     Angeline Comparone
     Assistant Secretary
                                                           [Seal]


Signed, sealed and delivered by
PENNSYLVANIA POWER COMPANY
in the presence of:



   F. A. Fazzone
- ------------------------------
   F. A. Fazzone



   R. Scilla
- ------------------------------
   R. Scilla

                                   CITIBANK, N.A.
                                   as Trustee as aforesaid,



                                   By:  P. DeFelice
                                      -------------------------
                                        P. DeFelice
                                        Vice President

ATTEST:



By:  Arthur W. Aslanian
   ---------------------------
     Arthur W. Aslanian
     Vice President




                                                           [Seal]
Signed, sealed and delivered by
CITIBANK, N.A.
in the presence of:



     Rosemary Melendez
- ------------------------------
     Rosemary Melendez



     Robert T. Kirchner
- ------------------------------
     Robert T. Kirchner

COMMONWEALTH OF PENNSYLVANIA  )
                              : ss.:
COUNTY OF LAWRENCE            )


          BE IT REMEMBERED that, on the 29th day of August, 1994, before me, the undersigned, a Notary Public in said County of Lawrence, Commonwealth of Pennsylvania, personally appeared Angeline Comparone, who being duly sworn according to law, doth depose and say that she was personally present and did see the common or corporate seal of the above named PENNSYLVANIA POWER COMPANY affixed to the foregoing Supplemental Indenture; that the seal so affixed is the common or corporate seal of the said Pennsylvania Power Company and was so affixed by the authority of the said corporation as the act and deed thereof; that the above named Robert P. Wushinske is a Vice President of said corporation and did sign the said Supplemental Indenture as such in the presence of this deponent; that this deponent is an Assistant Secretary of Pennsylvania Power Company, and that the name of this deponent above signed in attestation of the due execution of the said Supplemental Indenture is in this deponent's own proper handwriting.

          Sworn to and subscribed before me this 29th day of August, 1994.



                                        Angeline Comparone
                                   ------------------------------
[SEAL]



                                        Sylvia M. Rashid
                                   ------------------------------

                                         NOTARIAL SEAL
                               SYLVIA M. RASHID, Notary Public
                                New Castle, Lawrence Co., PA
                             My Commission Expires March 11, 1997

COMMONWEALTH OF PENNSYLVANIA  )
                              : ss.:
COUNTY OF LAWRENCE            )


          I HEREBY CERTIFY that, on this 29th day of August, 1994, before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared Robert P. Wushinske, the attorney for PENNSYLVANIA POWER COMPANY, and the attorney named in the foregoing Supplemental Indenture and, by virtue and in pursuance of the authority therein conferred upon him, acknowledged the said Supplemental Indenture to be the act and deed of said Pennsylvania Power Company.

          WITNESS my hand and notarial seal the day and year aforesaid.

[SEAL]
                                        Sylvia M. Rashid
                                   ------------------------------


                                         NOTARIAL SEAL
                               SYLVIA M. RASHID, Notary Public
                                New Castle, Lawrence Co., PA
                             My Commission Expires March 11, 1997


COMMONWEALTH OF PENNSYLVANIA  )
                              : ss.:
COUNTY OF LAWRENCE            )


          On the 29th day of August, 1994, before me, personally came Robert P. Wushinske, to me known, who, being by me duly sworn, did depose and say that he resides at R.D. 2, Means Road, New Wilmington, Pennsylvania 16142; that he is a Vice President of PENNSYLVANIA POWER COMPANY, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

          WITNESS my hand and notarial seal the day and year aforesaid.

[SEAL]
                                        Sylvia M. Rashid
                                   ------------------------------

                                         NOTARIAL SEAL
                               SYLVIA M. RASHID, Notary Public
                                New Castle, Lawrence Co., PA
                             My Commission Expires March 11, 1997

                              -20-
STATE OF NEW YORK        )
                         :  ss.:
COUNTY OF NEW YORK       )

          BE IT REMEMBERED that, on the 23rd day of August, 1994, before me, the undersigned, a Notary Public in said County of New York, State of New York, personally appeared Arthur W. Aslanian, who being duly sworn according to law, doth depose and say that he was personally present and did see the common or corporate seal of the above named CITIBANK, N.A. affixed to the foregoing Supplemental Indenture; that the seal so affixed is the common or corporate seal of the said CITIBANK, N.A. and was so affixed by the authority of the said association as the act and deed thereof; that the above named P. DeFelice is one of the Vice Presidents of said association and did sign the said Supplemental Indenture as such in the presence of this deponent; that this deponent is a Vice President of said CITIBANK, N.A., and that the name of this deponent above signed in attestation of the due execution of the said Supplemental Indenture is in this deponent's own proper handwriting.

          Sworn to and subscribed before me this 23rd day of August, 1994.


                                        Arthur W. Aslanian
                                   ------------------------------
[SEAL]



                                        Jeffry Berger
                                   ------------------------------
                                        JEFFRY BERGER
                              Notary Public, State of New York
                                        No. O1BE5015814
                                   Qualified in Kings County
                              Commission Expires July 26, 1995


















                              -21-

STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


          I HEREBY CERTIFY that, on this 23rd day of August, 1994, before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared P. DeFelice, the attorney for CITIBANK, N.A., and the attorney named in the foregoing Supplemental Indenture and, by virtue and in pursuance of the authority therein conferred upon him, acknowledged the execution of said Supplemental Indenture to be the act and deed of said CITIBANK, N.A.

          WITNESS my hand and notarial seal the day and year aforesaid.


                                        Jeffry Berger
                                   -----------------------------
[SEAL]
                                        JEFFRY BERGER
                              Notary Public, State of New York
                                        No. O1BE5015814
                                   Qualified in Kings County
                              Commission Expires July 26, 1995






























                              -22-
STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


          On the 23rd day of August, 1994, before me, personally came P. DeFelice, to me known, who being by me duly sworn, did depose and say that he resides at 47-09 169th Street, Flushing, New York; that he is a Vice President of CITIBANK, N.A., one of the parties described in and which executed the above instrument; that he knows the seal of said association; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said association, and that he signed his name thereto by like authority.

          WITNESS my hand and notarial seal the day and year aforesaid.


                                        Jeffry Berger
                                   -----------------------------
[SEAL]
                                        JEFFRY BERGER
                              Notary Public, State of New York
                                        No. O1BE5015814
                                   Qualified in Kings County
                              Commission Expires July 26, 1995


          Citibank, N.A. hereby certifies that its precise name and address as Trustee hereunder are:

                                   CITIBANK, N.A.
                                   111 Wall Street
                                   Borough of Manhattan
                                   City, County and State
                                     of New York  10043



                                   CITIBANK, N.A.




                                   By   P. DeFelice
                                      ----------------------
                                        P. DeFelice
                                        Vice President







                              -23-

                               A-1


                           SCHEDULE A

          Detailed Description of Additional Properties


STEAM PRODUCTION

          New Castle Steam Plant - Continuous emission monitors.


NUCLEAR PRODUCTION

          Perry Nuclear Power Station - Unit No. 1 - Pennsylvania
     Power Company's portion (5.24%) of a processing and storage building.


TRANSMISSION LINE

          Z118 Circuit to Pine Substation -   138,000 volts
     13.05 miles


TRANSMISSION SUBSTATIONS

          Pine Substation - A 138,000 - 69,000 volt line exit and associated equipment located in Pine Township, Allegheny
     County, Pennsylvania.

          Hoytdale Substation - A 138,000 volt line exit and associated equipment located in Big Beaver Borough, Beaver
     County, Pennsylvania.


DISTRIBUTION SUBSTATIONS

          Bulk Mail Substation - Two 138,000 - 7,200/12,470 volt circuit exits and associated equipment located in Marshall
     Township, Allegheny County, Pennsylvania.


OTHER REAL PROPERTY

          Parcel of land containing 1.5 acres, located in Greene
     Township, Beaver County, Pennsylvania, recorded in Beaver
     County Deed Book 1556, Page 056, on November 24, 1993.

          Parcel of land containing 6.658 acres, located in Greene Township, Beaver County, Pennsylvania, recorded in
     Beaver County Deed Book 1557, Page 546, on December 21,
     1993.






                               A-2


          Parcel of land containing 27.486 acres, located in Greene Township, Beaver County, Pennsylvania, recorded in
     Beaver County Deed Book 1557, Page 647, on December 22,
     1993.

          Parcel of land containing 55.144 acres, located in Greene Township, Beaver County, Pennsylvania, recorded in
     Beaver County Deed Book 1578, Page 802, on February 16,
     1994.

          Parcel of land containing 1.918 acres, located in Greene Township, Beaver County, Pennsylvania, recorded in
     Beaver County Deed Book 1581, Page 72, on February 22, 1994.

          Parcel of land containing 32.327 acres, located in Greene Township, Beaver County, Pennsylvania, recorded in
     Beaver County Deed Book 1593, Page 773, on May 19, 1994.

          Parcel of land containing 5.68 acres, located in Greene
     Township, Beaver County, Pennsylvania, recorded in Beaver
     County Deed Book 1596, Page 443, on May 27, 1994.


                                       Signed for identification



                                       Angeline Comparone
                                       --------------------------
                                       Angeline Comparone
                                       Assistant Secretary
                                       PENNSYLVANIA POWER COMPANY



                                       P. DeFelice
                                       --------------------------
                                       P. DeFelice
                                       Vice President
                                       CITIBANK, N.A.














                    RECORDING AND FILING DATA
               Forty-third Supplemental Indenture

Recorded in the Offices of the Recorders of Deeds as follows:
                                              Mortgage Book
                                      ---------------------------
    Name of County           Date       Volume No.     Page No.
    --------------           ----       ---------      --------
    PENNSYLVANIA

      Allegheny        September 8, 1994    14448            428
      Beaver           September 13, 1994    1339             79
      Butler           September 13, 1994    2467            971
      Crawford         September 9, 1994      246            198
      Lawrence         September 7, 1994     1169             15
      Mercer           September 7, 1994          94 MR 13794
      Venango          September 12, 1994      17              7

    OHIO

      Belmont          September 21, 1994     625            712
      Clark            September 20, 1994     243             89
      Jefferson        September 21, 1994     146            150
      Lake             September 20, 1994    1050            754
      Lorain           September 20, 1994     978            298
      Monroe           September 20, 1994       8            649
      Trumbull         September 20, 1994     885            693


        Filed with the Secretary of the Commonwealth of Pennsylvania on September 8, 1994, as part of amendment to Financing Statement--File No. 00900172.

        Filed with the Secretary of the State of Ohio on September 20, 1994, as part of Financing Statement No. AL29603.

        Filed in Belmont County, Ohio, on September 20, 1994, as part of Financing Statement No. 90727.

        Filed in Clark County, Ohio, on September 20, 1994, as part of Financing Statement No. 9403522.

        Filed in Jefferson County, Ohio, on September 20, 1994, as part of Financing Statement No. 11938.

        Filed in Lake County, Ohio, on September 20, 1994, as part of Financing Statement No. 94177407.

        Filed in Lorain County, Ohio, on September 20, 1994, as part of Financing Statement No. 268689.

        Filed in Trumbull County, Ohio, on September 20, 1994, as part of Financing Statement No. 277771.